UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2022

NUCOR CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-4119	13-1860817
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1915 Rexford Road, Charlotte, NC	28211
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (704) 366-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.40 per share	NUE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On May 11, 2022, Nucor Corporation (“Nucor”), entered into a definitive Stock Purchase Agreement (the “Purchase Agreement”) with Arthur Holdings L.P. (“Seller”) and Arthur Holdings Corp. (“Holdings”). Seller and Holdings are affiliated with investment funds managed by Kohlberg Kravis Roberts & Co. L.P. The Purchase Agreement provides that, upon the terms and subject to the conditions set forth therein, Nucor will acquire all of the outstanding capital stock of Holdings (the “Acquisition”). Holdings, through its direct and indirect subsidiaries, manufactures and distributes overhead doors for residential and commercial markets. The consideration for the Acquisition is approximately $3.0 billion in cash payable at the closing of the Acquisition, subject to certain customary adjustments for the working capital, transaction expenses, cash and cash equivalents, tax benefit amounts and indebtedness of Holdings and its subsidiaries.

The parties to the Purchase Agreement have agreed to representations, warranties and covenants that are customary for transactions of this nature, and the Acquisition is subject to certain customary closing conditions, including the approval of applicable regulatory authorities. Nucor has obtained customary representations and warranties insurance in connection with the Purchase Agreement. A portion of the cash consideration payable by Nucor at the closing of the Acquisition will be deposited into escrow, which will be released to the parties following the closing based on the customary adjustments described above.

The foregoing summary of certain terms of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

A copy of the press release issued by Nucor on May 16, 2022 announcing the Acquisition is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

2.1	Stock Purchase Agreement, dated as of May 11, 2022, by and among Nucor Corporation, Arthur Holdings L.P. and Arthur Holdings Corp.

99.1	News Release of Nucor Corporation dated May 16, 2022

104	Cover Page from this Current Report on Form 8-K, formatted in Inline XBRL (included in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUCOR CORPORATION

Date: May 16, 2022	By:	/s/ Stephen D. Laxton
Stephen D. Laxton
Chief Financial Officer, Treasurer and Executive Vice President

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